Exhibit 4.3

AMENDMENT TO SECURITIES PURCHASE AGREEMENT

This Amendment to the Securities Purchase Agreement, dated and effective as of October 13, 2006 (this “Amendment”), is by and among INOVIO BIOMEDICAL CORPORATION, a Delaware corporation (the “Company”), and the Purchasers who have subscribed for a majority of the Shares to be issued pursuant to the Agreement (as defined below) (such Purchasers, the “Majority Purchasers”).  Terms not defined in this Amendment shall have such meanings as set forth in the Agreement.

WHEREAS, the Company and the Purchasers entered into that certain Share Purchase Agreement dated as of September 15, 2006 (the “Agreement”);

WHEREAS, the Agreement did not reflect the final meeting of the minds of the Company and the Purchasers regarding the appointment of an additional director to the Company’s board of directors;

WHEREAS, the undersigned Purchasers have subscribed for a majority of the Shares to be issued pursuant to the Agreement;

WHEREAS, the Agreement may be amended only in a written instrument signed by the Company and the Majority Purchasers; and

WHEREAS, the Company and the Majority Purchasers desire to amend the Agreement by entering into this Amendment;

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Amendment, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Majority Purchasers agree as follows:

1.             Section 4.1 of the Agreement shall be amended and restated as follows:

4.1           Board of Directors.  Subsequent to the Closing, the Company may appoint an additional “independent director” (as defined pursuant to the rules and regulations of the AMEX).

2.             Except as amended herein, the Agreement shall remain in full force and effect.

3.             This Amendment may be executed in any number of facsimile counterparts, each of which shall be an original, but which together constitute one and the same instrument.  This Amendment may be executed and delivered by facsimile.

(Signature Page Follows)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

INOVIO BIOMEDICAL CORPORATION

By:	/s/ Avtar Dhillon, MD
	Name:	Avtar Dhillon, MD
	Title:	President and Chief Executive Officer

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

(Signature Pages for Majority Purchasers Follow)

2

PURCHASER SIGNATURE PAGES TO
AMENDMENT TO THE SECURITIES PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have caused this Amendment to the Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Investing Entity:   Green Mountains Investments Ltd.

Signature of Authorized Signatory of Investing Entity:	/s/ Joel H. Lin

Name of Authorized Signatory:    Joel H. Lin

Title of Authorized Signatory:    Partner

Email Address of Authorized Entity:    joel@gminvestments.net

Shares Subscribed:    102,880

[Omnibus Signature Page to Amendment to the Securities Purchase Agreement]

PURCHASER SIGNATURE PAGES TO
AMENDMENT TO THE SECURITIES PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have caused this Amendment to the Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Investing Entity:    Chuan Hup Holdings Limited

Signature of Authorized Signatory of Investing Entity:	/s/ Terence Peh

Name of Authorized Signatory:    Terence Peh

Title of Authorized Signatory:    Director

Email Address of Authorized Entity:    terencepeh@chuanhup.com.sg

Shares Subscribed:    823,045

[Omnibus Signature Page to Amendment to the Securities Purchase Agreement]

PURCHASER SIGNATURE PAGES TO
AMENDMENT TO THE SECURITIES PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have caused this Amendment to the Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Investing Entity:    Quintet Holdings LLC

Signature of Authorized Signatory of Investing Entity:	/s/ Symanne Lim

Name of Authorized Signatory:    Symanne Lim

Title of Authorized Signatory:    Director

Email Address of Authorized Entity:    quintetllc@gmail.com

Shares Subscribed:    102,880

[Omnibus Signature Page to Amendment to the Securities Purchase Agreement]

PURCHASER SIGNATURE PAGES TO
AMENDMENT TO THE SECURITIES PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have caused this Amendment to the Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Investing Entity:    Chong Chin Cheong

Signature of Authorized Signatory of Investing Entity:	/s/ Chong Chin Cheong

Name of Authorized Signatory:    Chong Chin Cheong

Title of Authorized Signatory:

Email Address of Authorized Entity:    chincheong@gs-excel.com

Shares Subscribed:    164,609

[Omnibus Signature Page to Amendment to the Securities Purchase Agreement]

PURCHASER SIGNATURE PAGES TO
AMENDMENT TO THE SECURITIES PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have caused this Amendment to the Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Investing Entity:    Broadven Ltd

Signature of Authorized Signatory of Investing Entity:	/s/ Ng Tee Khiang

Name of Authorized Signatory:    Ng Tee Khiang

Title of Authorized Signatory:    Director

Email Address of Authorized Entity:    ntk@broadven.com

Shares Subscribed:    102,881

[Omnibus Signature Page to Amendment to the Securities Purchase Agreement]

PURCHASER SIGNATURE PAGES TO
AMENDMENT TO THE SECURITIES PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have caused this Amendment to the Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Investing Entity:    Capital Data Investments Limited

Signature of Authorized Signatory of Investing Entity:	/s/ Sin Fook Hoong

Name of Authorized Signatory:    Sin Fook Hoong

Title of Authorized Signatory:    Director

Email Address of Authorized Entity:    Franksin@broadven.com

Shares Subscribed:    131,934

[Omnibus Signature Page to Amendment to the Securities Purchase Agreement]

PURCHASER SIGNATURE PAGES TO
AMENDMENT TO THE SECURITIES PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have caused this Amendment to the Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Investing Entity:    Ng Tee Khiang

Signature of Authorized Signatory of Investing Entity:	/s/ Ng Tee Khiang

Name of Authorized Signatory:    Ng Tee Khiang

Title of Authorized Signatory:

Email Address of Authorized Entity:    ntk@broadven.com

Shares Subscribed:    752,841

[Omnibus Signature Page to Amendment to the Securities Purchase Agreement]